                                                                     EXHIBIT 4.2


                 Form of Series A Preferred Stock Certificate.


   TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                             WHEN READY FOR DELIVERY


                             JDN REALTY CORPORATION
________________                                                 _______________
    NUMBER           9 3/8% SERIES A CUMULATIVE REDEEMABLE            SHARES
JDNP                          PREFERRED STOCK
________________                                                 _______________


INCORPORATED UNDER THE  THIS CERTIFICATE IS TRANSFERABLE IN      SEE REVERSE FOR
LAWS OF THE STATE OF     NEW YORK, NEW YORK OR CHARLOTTE,        CERTAIN LEGENDS
     MARYLAND                    NORTH CAROLINA

                                                               CUSIP 465917 20 1
                                                                     -----------
THIS CERTIFIES THAT





is the registered holder of


FULLY-PAID AND NON-ASSESSABLE SHARES OF 9 3/8% SERIES A CUMULATIVE REDEEMABLE
                 PREFERRED STOCK, PAR VALUE $.01 PER SHARE, OF

                             JDN REALTY CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers to be printed hereon.


Dated:

/s/ J. Donald Nichols                         /s/ William J. Kerley



        CHAIRMAN OF THE BOARD AND                        CHIEF FINANCIAL OFFICER
          CHIEF EXECUTIVE OFFICER                        SECRETARY AND TREASURER


COUNTERSIGNED AND REGISTERED:
              FIRST UNION NATIONAL BANK
                 (CHARLOTTE, N.C.)

                                         TRANSFER AGENT
                                          AND REGISTRAR
BY

                                   AUTHORIZED SIGNATURE
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                             JDN REALTY CORPORATION

        IF NECESSARY TO EFFECT COMPLIANCE BY THE CORPORATION WITH CERTAIN PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE, TO ENABLE THE CORPORATION TO ENSURE THAT IT COMPLIES WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE HOLDER OF THE SHARES
REPRESENTED BY THIS CERTIFICATE AND ANY PROPOSED TRANSFEREES OF SUCH HOLDER SHALL, UPON DEMAND, DISCLOSE TO THE CORPORATION IN WRITING SUCH INFORMATION AS THE CORPORATION MAY DEEM NECESSARY FOR SUCH PURPOSES.

        THE CORPORATION HAS THE AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, INCLUDING THIS SERIES OF PREFERRED STOCK.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------
_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Preferred Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

                    __________________________________________________________
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                    NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

           SIGNATURE(S) GUARANTEED:_____________________________________________
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.